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                                 EXHIBIT 23(a)

                 CONSENT OF BARLEY, SNYDER, SENFT & COHEN, LLC
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          We hereby consent to the use in this registration of the opinion filed as Exhibit 5 hereto and to the reference to this firm under the caption "Legal Opinion" in the related prospectus.


LANCASTER, PA                      BARLEY, SNYDER, SENFT & COHEN, LLC
June 1, 1999


                                   By: /s/ Paul G. Mattaini
                                       --------------------
                                           Paul G. Mattaini